Semi Annual Report dated 04/30/2006 for
Small Cap Growth Opportunities Fund Class A

Legg Mason Partners Small Cap Growth Opportunities Fund

SEMI-ANNUAL REPORT

APRIL 30, 2006

LEGG MASON

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Small Cap Growth Opportunities Fund

Semi-Annual Report • April 30, 2006

What’s Inside

Letter from the Chairman
I

Fund at a Glance
1

Fund Expenses
2

Schedule of Investments
4

Statement of Assets and Liabilities
10

Statement of Operations
11

Statements of Changes in Net Assets
12

Fund Objective  The Fund seeks long-term capital  growth. Dividend income, if any, is incidental to this goal.
Financial Highlights
13

Notes to Financial Statements
17

Additional Shareholder Information
26

 “Smith Barney”, “Salomon Brothers” and ”Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer
Dear Shareholder,

 The U.S. economy was mixed during the six-month reporting period. After a 4.1% advance in the third quarter of 2005, fourth quarter gross domestic product
(“GDP”)[i] growth slipped to 1.7% . This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3% . The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

      The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75% . The Fed then raised rates to 5.00% on May 10th, after the end of the reporting period. Coinciding with this latest move, the Fed said that the “extent and timing” of further rate hikes would depend on future economic data.

      For the six-month period ended April 30, 2006, the U.S. stock market generated solid results, with the S&P 500
Indexiv returning 9.63% . While high oil and commodity prices, steadily rising interest rates and geopolitical issues triggered periods of market volatility, investors generally remained focused on the positive economic environment and strong corporate profits.

      Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the Russell 2000,[v] Russell Midcapvi and Russell
1000vii Indexes returning 18.91%, 14.35% and 9.92%, respectively. From an investment style perspective, value stocks outperformed

Legg Mason Partners Small Cap Growth Opportunities Fund I

growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 13.27% and 8.19%, respectively, over the reporting period.

 Performance Review

 For the six months ended April
30, 2006, Class A shares of the Legg Mason Partners Small Cap Growth Opportunities Fund, excluding sales charges, returned 19.79% . In comparison, the Lipper Small-Cap Growth Funds Category Average[1] increased 19.43% over the same time frame. The Fund’s unmanaged benchmark, the Russell 2000 Growth Index,[x] returned
20.31% for the same period.

 Performance Snapshot as of April 30, 2006 (excluding sales charges)
(unaudited)

6 Months

Small Cap Growth Opportunities Fund—Class A Shares
19.79
%

Russell 2000 Growth Index
20.31
%

Lipper Small-Cap Growth Funds Category Average
19.43
%

 The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at
www.leggmason.com/InvestorServices.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance would have been lower.

 Excluding sales charges, Class B shares returned 19.32%, Class C shares returned 19.34% and Class Y shares returned 19.89% over the six months ended April 30, 2006. All share class returns assume the reinvestment of all distributions including returns of capital, if any, at net asset value and the deduc- tion of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

1
 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 564 funds in the Fund’s Lipper category, and excluding sales charges.

 II Legg Mason Partners Small Cap Growth Opportunities Fund

Special Shareholder Notices

 On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason.
Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

      Prior to April 7, 2006, the Fund operated under the name Smith Barney Small Cap Growth Opportunities Fund. The Fund’s investment strategy and objective have not changed.

 Information About Your Fund

 As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

      Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

 Legg Mason Partners Small Cap Growth Opportunities Fund III

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

 Sincerely,

 R. Jay Gerken, CFA
 Chairman, President and Chief Executive Officer

 May 25,
2006

 The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

 RISKS: Keep in mind that small-capitalization company stocks may be more volatile than large capitalization stocks. The Fund is subject to certain risks of overseas investing not associated with investing in U.S. securities, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

 All
index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i
Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii
 The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employ- ment, stable prices, and a sustainable pattern of international trade and payments.

iii
The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv
The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger compa- nies in the U.S.

[v]
 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000
Index.

vi
 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000
Index.

vii
 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000
Index.

viii
 The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a com- pany’s assets and liabilities.)

ix
The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

 IV Legg Mason Partners Small Cap Growth Opportunities Fund

Fund at a Glance (unaudited)

 Investment Breakdown

 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report 1

 Fund Expenses (unaudited)

 Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees;
distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      This example is based on an investment of $1,000 invested on November 1, 2005 and held for the six months ended April 30, 2006.

 Actual Expenses

 The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

 Based
on Actual Total Return(1)

Actual

Total Return

Beginning

Ending

Annualized

Expenses

Without

Account

Account

Expense

Paid During

Sales Charges(2)

Value

Value

Ratio

the Period(3)

Class A
19.79
%

$
1,000.00

$
1,197.90

1.32
%

$
7.19

Class B
19.32

1,000.00

1,193.20

2.06

11.20

Class C
19.34

1,000.00

1,193.40

2.05

11.15

Class Y
19.89

1,000.00

1,198.90

1.04

5.67

(1)
For the six months ended April 30, 2006.

(2)
 Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year.

 Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of the voluntary fee waivers and/or expense reimbursements the total return would have been lower.

(3)
 Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio, multi- plied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year, then divided by 365.

 2 Legg Mason Partners Small Cap Growth Opportunities Fund 2006
Semi-Annual Report

 Fund Expenses (unaudited) (continued)

 Hypothetical Example for Comparison Purposes

 The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the
Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

 Based on Hypothetical Total
Return(1)

Hypothetical

Beginning

Ending

Annualized

Expenses

Annualized

Account

Account

Expense

Paid During

Total Return

Value

Value

Ratio

the Period(2)

Class A

5.00
%

$
1,000.00

$
1,018.25

1.32
%

$
6.61

Class B

5.00

1,000.00

1,014.58

2.06

10.29

Class C

5.00

1,000.00

1,014.63

2.05

10.24

Class Y

5.00

1,000.00

1,019.64

1.04

5.21

(1)
For the six months ended April 30, 2006.

(2)
 Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year, then divided by 365.

 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report 3

 Schedule of Investments (April 30, 2006) (unaudited)

LEGG MASON PARTNERS SMALL CAP GROWTH OPPORTUNITIES FUND

Shares

Security

Value

COMMON STOCKS — 92.1%

CONSUMER DISCRETIONARY — 11.4%

Hotels, Restaurants & Leisure — 3.7%

22,300

CKE Restaurants Inc.
$
353,010

15,200

Ctrip.com International Ltd., ADR

683,927

13,400

PF Chang’s China Bistro Inc.*

570,974

11,131

Station Casinos Inc.

857,977

19,600

Steak ‘n Shake Co.*

374,556

Total Hotels, Restaurants & Leisure

2,840,444

Household Durables — 0.6%

27,900

Tempur-Pedic International Inc.*

440,541

Leisure Equipment & Products — 1.1%

21,080

Marvel Entertainment Inc.*

411,271

8,700

SCP Pool Corp.(a)

406,464

Total Leisure Equipment & Products

817,735

Media — 2.5%

30,200

R.H. Donnelley Corp.*

1,695,126

8,200

Regal Entertainment Group, Class A Shares

172,364

Total Media

1,867,490

Specialty Retail — 3.1%

9,300

Abercrombie & Fitch Co., Class A Shares

564,789

15,900

Men’s Wearhouse Inc.

563,496

39,800

Pier 1 Imports Inc.

480,386

15,700

Urban Outfitters Inc.*

364,240

28,400

West Marine Inc.*

419,752

Total Specialty Retail

2,392,663

Textiles, Apparel & Luxury Goods — 0.4%

11,700

K-Swiss Inc., Class A Shares

335,556

TOTAL CONSUMER DISCRETIONARY

8,694,429

CONSUMER STAPLES — 1.8%

Food & Staples Retailing — 0.4%

10,500

United Natural Foods Inc.*

335,685

Food Products — 0.1%

4,328

Reddy Ice Holdings Inc.

101,708

Household Products — 0.5%

20,800

Spectrum Brands Inc.*

344,240

Personal Products — 0.8%

36,100

Nu Skin Enterprises Inc., Class A Shares

596,372

TOTAL CONSUMER STAPLES

1,378,005

 See Notes to Financial Statements.

 4 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report

 Schedule of Investments (April 30, 2006) (unaudited) (continued)

Shares

Security

Value

ENERGY — 5.4%

Energy Equipment & Services — 3.8%

7,400

Atwood Oceanics Inc.*
$
394,790

9,550

CARBO Ceramics Inc.

553,231

89,730

Key Energy Services Inc*

1,533,486

9,776

Todco, Class A Shares*

448,425

Total Energy Equipment & Services

2,929,932

Oil, Gas & Consumable Fuels — 1.6%

8,100

Cheniere Energy Inc.*

347,085

7,100

OPTI Canada Inc.*

271,376

21,750

Range Resources Corp.

577,027

Total Oil, Gas & Consumable Fuels

1,195,488

TOTAL ENERGY

4,125,420

FINANCIALS — 5.9%

Capital Markets — 0.8%

6,105

Affiliated Managers Group Inc.*

618,437

Commercial Banks — 2.2%

13,940

Cullen/Frost Bankers Inc.

806,847

9,740

East-West Bancorp Inc.

386,386

9,700

Westamerica Bancorporation

496,058

Total Commercial Banks

1,689,291

Insurance — 0.5%

26,500

Universal American Financial Corp.*

390,610

Real Estate Investment Trusts (REITs) — 2.4%

4,412

Alexandria Real Estate Equities Inc.

399,727

4,200

BioMed Realty Trust Inc.

116,256

7,084

Cousins Properties Inc.

222,792

7,300

Global Signal Inc.

362,810

5,100

Gramercy Capital Corp.

126,633

10,397

PS Business Parks Inc.

540,124

Total Real Estate Investment Trusts (REITs)

1,768,342

TOTAL FINANCIALS

4,466,680

HEALTH CARE — 14.5%

Biotechnology — 7.5%

5,600

Alexion Pharmaceuticals Inc.*

190,344

18,400

Arena Pharmaceuticals Inc.*

260,544

37,600

CV Therapeutics Inc.*

746,360

37,000

InterMune Inc.*

591,630

53,300

Nektar Therapeutics*

1,146,483

39,600

NPS Pharmaceuticals Inc.*

339,372

156,000

Oscient Pharmaceuticals Corp.*

277,680

87,100

Panacos Pharmaceuticals Inc.*

608,829

29,600

PDL BioPharma Inc.*

851,888

26,100

Tanox Inc.*

419,949

 See Notes to Financial Statements.

 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report 5

 Schedule of Investments (April 30, 2006) (unaudited) (continued)

Shares

Security

Value

Biotechnology — 7.5% (continued)

7,900

Vertex Pharmaceuticals Inc.*
$
287,323

Total Biotechnology

5,720,402

Health Care Equipment & Supplies — 3.4%

11,638

Advanced Medical Optics Inc.*

542,331

9,300

Cooper Cos. Inc.

509,826

38,890

DJ Orthopedics Inc.*

1,546,266

Total Health Care Equipment & Supplies

2,598,423

Health Care Providers & Services — 2.1%

19,500

Health Net Inc.*

793,650

11,600

LifePoint Hospitals Inc.*

367,720

9,500

Manor Care Inc.

416,575

Total Health Care Providers & Services

1,577,945

Pharmaceuticals — 1.5%

22,200

Andrx Corp.*

517,482

21,550

AVANIR Pharmaceuticals, Class A Shares *

254,721

12,600

Endo Pharmaceuticals Holdings, Inc.*

396,270

Total Pharmaceuticals

1,168,473

TOTAL HEALTH CARE

11,065,243

INDUSTRIALS — 9.2%

Aerospace & Defense — 1.1%

10,100

Aviall, Inc.*

380,770

27,100

Orbital Sciences Corp.*

424,115

Total Aerospace & Defense

804,885

Building Products — 1.3%

10,400

ElkCorp

316,680

10,800

NCI Building Systems, Inc.*

701,892

Total Building Products

1,018,572

Commercial Services & Supplies — 1.9%

15,800

Herman Miller Inc.

486,482

13,500

IHS Inc., Class A Shares *

382,320

31,700

Steelcase Inc., Class A Shares

593,424

Total Commercial Services & Supplies

1,462,226

Machinery — 2.4%

19,600

AGCO Corp.*

463,932

15,000

IDEX Corp.

762,000

17,800

Stewart & Stevenson Services Inc.

624,246

Total Machinery

1,850,178

Trading Companies & Distributors — 2.5%

36,840

MSC Industrial Direct Co. Inc., Class A Shares

1,910,522

TOTAL INDUSTRIALS

7,046,383

 See Notes to Financial Statements.

 6 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report

 Schedule of Investments (April 30, 2006) (unaudited) (continued)

Shares

Security

Value

INFORMATION TECHNOLOGY — 31.4%

Communications Equipment — 5.0%

33,300

ADC Telecommunications Inc.*
$
745,587

38,500

China GrenTech Corp. Ltd., ADR*

616,000

58,700

ECI Telecom Ltd.*

626,916

257,100

Extreme Networks Inc.*

1,167,234

7,700

MasTec Inc.*

94,941

24,900

NETGEAR Inc.*

559,005

Total Communications Equipment

3,809,683

Computers & Peripherals — 2.7%

17,400

Avid Technology Inc.*

670,770

50,100

Electronics for Imaging Inc.*

1,375,746

Total Computers & Peripherals

2,046,516

Electronic Equipment & Instruments — 1.7%

42,900

Dolby Laboratories Inc., Class A Shares *

1,009,866

4,000

Mettler-Toledo International Inc.*

259,200

Total Electronic Equipment & Instruments

1,269,066

Internet Software & Services — 10.9%

66,870

Digitas Inc.*

943,536

21,500

Jupitermedia Corp.*

378,830

43,800

Openwave Systems Inc.*

815,118

187,200

RealNetworks Inc.*

1,875,744

32,500

SINA Corp.*

859,625

96,600

SkillSoft PLC, ADR *

527,436

71,900

Sohu.com Inc.*

1,995,225

21,400

ValueClick Inc.*

360,590

16,500

WebEx Communications Inc.*

583,275

Total Internet Software & Services

8,339,379

IT Services — 2.5%

24,300

MoneyGram International, Inc.

823,770

53,800

Sapient Corp.*

421,254

20,700

Wright Express Corp.*

637,353

Total IT Services

1,882,377

Semiconductors & Semiconductor Equipment — 3.9%

10,400

Cymer Inc.*

537,576

12,100

Himax Technologies Inc., ADR*

107,690

71,000

RF Micro Devices Inc.*

660,300

20,100

Tessera Technologies Inc.*

644,607

358,800

Zarlink Semiconductor Inc.*

1,015,404

Total Semiconductors & Semiconductor Equipment

2,965,577

 See Notes to Financial Statements.

 Legg Mason Partners
Small Cap Growth Opportunities Fund 2006 Semi-Annual Report 7

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Shares

Security

Value

Software — 4.7%

31,500

Corel Corp.*
$
504,000

19,400

Kongzhong Corp., ADR *

264,034

13,600

MICROS Systems Inc.*

568,480

10,700

Salesforce.com Inc.*

375,035

40,700

Take-Two Interactive Software, Inc.*

693,935

79,637

TIBCO Software Inc.*

686,471

43,600

Wind River Systems Inc.*

497,476

Total Software

3,589,431

TOTAL INFORMATION TECHNOLOGY

23,902,029

MATERIALS — 4.3%

Chemicals — 2.7%

14,910

Minerals Technologies Inc.

853,150

7,800

Scotts Miracle-Gro Co., Class A Shares

345,228

23,700

Senomyx Inc.*

339,147

19,920

Valspar Corp.

563,736

Total Chemicals

2,101,261

Metals & Mining — 1.6%

16,570

Apex Silver Mines Ltd.*

352,941

32,030

Compass Minerals International Inc.

843,350

Total Metals & Mining

1,196,291

TOTAL MATERIALS

3,297,552

TELECOMMUNICATION SERVICES — 7.1%

Diversified Telecommunication Services — 1.8%

94,170

Cincinnati Bell Inc.*

395,514

39,900

Citizens Communications Co.

529,872

4,200

Commonwealth Telephone Enterprises Inc.

139,356

6,700

PanAmSat Holding Corp.

166,495

8,700

Time Warner Telecom Inc., Class A Shares *

145,899

Total Diversified Telecommunication Services

1,377,136

Wireless Telecommunication Services — 5.3%

71,968

American Tower Corp., Class A Shares *

2,456,988

72,700

Dobson Communications Corp., Class A Shares *

654,300

15,000

Nextel Partners Inc., Class A Shares *

425,100

31,187

WiderThan Co., Ltd., ADR *

460,320

Total Wireless Telecommunication Services

3,996,708

TOTAL TELECOMMUNICATION SERVICES

5,373,844

 See Notes to Financial Statements.

 8 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report

 Schedule of Investments (April 30, 2006) (unaudited) (continued)

Shares

Security

Value

UTILITIES — 1.1%

Electric Utilities — 0.7%

21,100

ITC Holdings Corp.
$
545,013

Independent Power Producers & Energy Traders — 0.4%

7,900

Ormat Technologies Inc.

270,259

TOTAL UTILITIES

815,272

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT

(Cost — $57,456,622)

70,164,857

Face

Amount

SHORT-TERM INVESTMENT — 8.9%

Repurchase Agreement — 8.9%

$6,792,000

Interest in $604,665,000 joint tri-party repurchase agreement dated 4/28/06 with Deutsche Bank Securities Inc., 4.790% due 5/1/06; Proceeds at

maturity — $6,794,711; (Fully collateralized by various U.S. government agency obligations, 0.000% to 22.305% due 2/15/17 to 4/15/36;

Market value — $6,927,840) (Cost — $6,792,000)

6,792,000

TOTAL INVESTMENTS — 101.0%

(Cost — $64,248,622#)

76,956,857

Liabilities in Excess of Other Assets — (1.0)%

(750,234
)

TOTAL NET ASSETS — 100.0%
$
76,206,623

*

Non-income producing security.

(a)

Effective May 17, 2006, the company name changed to “Pool Corp.”

#

Aggregate cost for federal income tax purposes is substantially the same

Abbreviation used in this schedule:

ADR – American Depositary Receipt

 See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report 9

 Statement of Assets and Liabilities (April 30, 2006) (unaudited)

ASSETS:

Investments, at value (Cost — $64,248,622)
$
76,956,857

Cash

545

Receivable for securities sold

398,108

Receivable for Fund shares sold

321,302

Dividends and interest receivable

5,481

Prepaid expenses

26,210

Total Assets

77,708,503

LIABILITIES:

Payable for securities purchased

1,131,099

Payable for Fund shares repurchased

161,116

Distribution fees payable

36,062

Investment management fee payable

29,654

Trustees’ fees payable

1,584

Trustees’ retirement plan

1,093

Accrued expenses

141,272

Total Liabilities

1,501,880

Total Net Assets
$
76,206,623

NET ASSETS:

Par value (Note 6)
$
35

Paid-in capital in excess of par value

62,015,210

Accumulated net investment loss

(276,996
)

Accumulated net realized gain on investments

1,760,139

Net unrealized appreciation on investments

12,708,235

Total Net Assets
$
76,206,623

Shares Outstanding:

Class A

1,472,345

Class B

147,487

Class C

1,680,737

Class Y

197,184

Net Asset Value:

Class A (and redemption price)
$
22.34

Class B*
$
20.83

Class C*
$
21.30

Class Y (and redemption price)
$
22.55

Maximum Public Offering Price Per Share:

Class A (based on maximum sales charge of 5.00%)
$
23.52
†

*

Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

†

Based upon a single purchase of less than $25,000.

 See Notes to Financial Statements.

10 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report

 Statement of Operations (For the six months ended April 30, 2006) (unaudited)

INVESTMENT INCOME:

Dividends
$
183,275

Interest

94,785

Less: Foreign taxes withheld

(154
)

Total Investment Income

277,906

EXPENSES:

Investment management fee (Note 2)

250,697

Distribution fees (Notes 2 and 4)

201,231

Transfer agent fees (Notes 2 and 4)

101,268

Shareholder reports (Note 4)

37,039

Registration fees

28,578

Legal fees

27,703

Custody fees

16,484

Audit and tax

13,584

Trustees’ fees

3,786

Insurance

557

Miscellaneous expenses

2,859

Total Expenses

683,786

Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)

(128,884
)

Net Expenses

554,902

Net Investment Loss

(276,996
)

REALIZED AND UNREALIZED

GAIN ON INVESTMENTS (NOTES 1 AND 3):

Net Realized Gain From Investment Transactions

1,931,008

Change in Net Unrealized Appreciation/Depreciation From Investments

10,034,937

Net Gain on Investments

11,965,945

Increase in Net Assets From Operations
$
11,688,949

 See Notes to Financial Statements.

 Legg Mason Partners
Small Cap Growth Opportunities Fund 2006 Semi-Annual Report 11

Statements of Changes in Net Assets

 For the six months ended April 30, 2006 (unaudited)
 and
the year ended October 31, 2005

2006

2005

OPERATIONS:

Net investment loss
$
(276,996
)
$
(387,336
)

Net realized gain

1,931,008

5,132,557

Change in net unrealized appreciation/depreciation

10,034,937

(194,057
)

Increase in Net Assets From Operations

11,688,949

4,551,164

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):

Net realized gains

(4,860,821
)

(3,420,256
)

Decrease in Net Assets From Distributions to Shareholders

(4,860,821
)

(3,420,256
)

FUND SHARE TRANSACTIONS (NOTE 6):

Net proceeds from sale of shares

19,014,902

27,160,292

Reinvestment of distributions

4,753,585

3,306,564

Cost of shares repurchased

(12,051,089
)

(18,761,207
)

Increase in Net Assets From Fund Share Transactions

11,717,398

11,705,649

Increase in Net Assets

18,545,526

12,836,557

NET ASSETS:

Beginning of period

57,661,097

44,824,540

End of period*
$
76,206,623

$
57,661,097

* Includes accumulated net investment loss of:

$(276,996
)

$—

 See Notes to Financial Statements.

 12 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report

 Financial Highlights

 For a share of each class of beneficial interest outstanding throughout each year ended October
31,
 unless otherwise noted:

 )

Class A Shares

2006
(1)(2)

2005
(1)

2004
(1)

2003
(1)

2002

2001

Net Asset Value,

Beginning of Period
$
20.14

$
19.58

$
18.09

$
13.17

$
16.13

$
31.06

Income (Loss) From Operations:

Net investment loss

(0.05
)

(0.08
)

(0.08
)

(0.08
)

(0.09
)

(0.11
)

Net realized and unrealized gain (loss)

3.84

2.07

1.91

5.00

(2.87
)

(7.43
)

Total Income (Loss) From Operations

3.79

1.99

1.83

4.92

(2.96
)

(7.54
)

Less Distributions From:

Net realized gains

(1.59
)

(1.43
)

(0.34
)

—

—

(7.39
)

Total Distributions

(1.59
)

(1.43
)

(0.34
)

—

—

(7.39
)

Net Asset Value, End of Period
$
22.34

$
20.14

$
19.58

$
18.09

$
13.17

$
16.13

Total Return(3)

19.79
%

10.17
%

10.18
%(4)

37.36
%(4)

(18.35
)%

(27.89
)%

Net Assets, End of Period (000s)
$
32,887

$
25,620

$
24,505

$
21,581

$
16,608

$
21,529

Ratios to Average Net Assets:

Gross expenses

1.48
%(5)

1.64
%

2.04
%

2.68
%

2.93
%

2.61
%(6)

Net expenses(7)(8)

1.32
(5)

1.35

1.34

1.35

1.35

1.35
(6)

Net investment loss

(0.49
)(5)

(0.42
)

(0.41
)

(0.57
)

(0.56
)

(0.60
)(6)

Portfolio Turnover Rate

44
%

125
%

129
%

141
%

21
%

57
%

(1)
Per share amounts have been calculated using the average shares method.

(2)
For the six months ended April 30, 2006 (unaudited).

(3)
 Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)
(0.10)% and 2.16% of Class A’s total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund.

(5)
Annualized.

(6)
Includes the Fund’s share of Small Cap Growth Portfolio allocated expenses for the period indicated.

(7)
As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 1.35%.

(8)
The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

 See Notes to Financial Statements.

 Legg Mason Partners Small Cap Growth
Opportunities Fund 2006 Semi-Annual Report 13

Financial Highlights (continued)

 For a share of each class of beneficial interest outstanding throughout each year ended October 31,

unless otherwise noted:

Class B Shares

2006
(1)(2)

2005
(1)

2004
(1)

2003
(1)

2002

2001

Net Asset Value,

Beginning of Period
$
18.95

$
18.63

$
17.36

$
12.73

$
15.71

$
30.65

Income (Loss) From Operations:

Net investment loss

(0.12
)

(0.22
)

(0.21
)

(0.19
)

(0.20
)

(0.21
)

Net realized and unrealized gain (loss)

3.59

1.97

1.82

4.82

(2.78
)

(7.34
)

Total Income (Loss) From Operations

3.47

1.75

1.61

4.63

(2.98
)

(7.55
)

Less Distributions From:

Net realized gains

(1.59
)

(1.43
)

(0.34
)

—

—

(7.39
)

Total Distributions

(1.59
)

(1.43
)

(0.34
)

—

—

(7.39
)

Net Asset Value, End of Period
$
20.83

$
18.95

$
18.63

$
17.36

$
12.73

$
15.71

Total Return(3)

19.32
%

9.35
%

9.33%(4)

36.37
%(4)

(18.97
)%

(28.42
)%

Net Assets, End of Period (000s)
$
3,072

$
2,735

$
2,970

$
2,726

$
1,562

$
1,730

Ratios to Average Net Assets:

Gross expenses

2.31
%(5)

2.39
%

2.78
%

3.43
%

3.68
%

3.61
%(6)

Net expenses(7)(8)

2.06
(5)

2.10

2.09

2.10

2.10

2.10
(6)

Net investment loss

(1.23)
(5)

(1.17
)

(1.16
)

(1.34
)

(1.30
)

(1.36)
(6)

Portfolio Turnover Rate

44
%

125
%

129
%

141
%

21
%

57
%

(1)
Per share amounts have been calculated using the average shares method.

(2)
For the six months ended April 30, 2006 (unaudited).

(3)
 Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)
(0.11)% and 2.23% of Class B’s total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund.

(5)
Annualized.

(6)
Includes the Fund’s share of Small Cap Growth Portfolio allocated expenses for the period indicated.

(7)
As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares will not exceed 2.10%.

(8)
The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

 See Notes to Financial Statements.

 14 Legg Mason
Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report

 Financial Highlights (continued)

 For a share of each class of beneficial interest outstanding throughout each year ended October
31,
 unless otherwise noted:

Class C Shares

2006
(1)(2)

2005
(1)

2004
(1)

2003
(1)

2002

2001

Net Asset Value,

Beginning of Period
$
19.34

$
18.98

$
17.68

$
12.97

$
16.00

$
31.06

Income (Loss) From Operations:

Net investment loss

(0.12
)

(0.23
)

(0.21
)

(0.19
)

(0.12
)

(0.15
)

Net realized and unrealized gain (loss)

3.67

2.02

1.85

4.90

(2.91
)

(7.52
)

Total Income (Loss) From Operations

3.55

1.79

1.64

4.71

(3.03
)

(7.67
)

Less Distributions From:

Net realized gains

(1.59
)

(1.43
)

(0.34
)

—

—

(7.39
)

Total Distributions

(1.59
)

(1.43
)

(0.34
)

—

—

(7.39
)

Net Asset Value, End of Period
$
21.30

$
19.34

$
18.98

$
17.68

$
12.97

$
16.00

Total Return(3)

19.34
%

9.39
%

9.33
%(4)

36.31
%(4)

(18.94
)%

(28.39
)%

Net Assets, End of Period (000s)
$
35,801

$
25,286

$
13,453

$
3,281

$
1,312

$
523

Ratios to Average Net Assets:

Gross expenses

2.73
%(5)

3.18
%

3.13
%

3.43
%

3.68
%

4.16
%(6)

Net expenses(7)(8)

2.05
(5)

2.10

2.08

2.10

2.10

2.10
(6)

Net investment loss

(1.22
)(5)

(1.16
)

(1.12
)

(1.34
)

(1.22
)

(1.37)
(6)

Portfolio Turnover Rate

44
%

125
%

129
%

141
%

21
%

57
%

(1)
Per share amounts have been calculated using the average shares method.

(2)
For the six months ended April 30, 2006 (unaudited).

(3)
 Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)
(0.10)% and 2.19% of Class C’s total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund.

(5)
Annualized.

(6)
Includes the Fund’s share of Small Cap Growth Portfolio allocated expenses for the period indicated.

(7)
As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares will not exceed 2.10%.

(8)
The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

 See Notes to Financial Statements.

 Legg Mason Partners Small Cap Growth
Opportunities Fund 2006 Semi-Annual Report 15

 Financial Highlights (continued)

 For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class Y Shares(1)

2006
(2)

2005

2004

2003
(3)

Net Asset Value,

Beginning of Period
$
20.30

$
19.67

$
18.13

$
12.88

Income (Loss) From Operations:

Net investment loss

(0.02
)

(0.03
)

(0.02
)

(0.03
)

Net realized and unrealized gain

3.86

2.09

1.90

5.28

Total Income From Operations

3.84

2.06

1.88

5.25

Less Distributions From:

Net realized gains

(1.59
)

(1.43
)

(0.34
)

—

Total Distributions

(1.59
)

(1.43
)

(0.34
)

—

Net Asset Value, End of Period
$
22.55

$
20.30

$
19.67

$
18.13

Total Return(4)

19.89
%

10.50
%

10.44
%(5)

40.76
%(5)

Net Assets, End of Period (000s)
$
4,447

$
4,020

$
3,897

$
920

Ratios to Average Net Assets:

Gross expenses

1.04
%(6)

1.13
%

1.68
%

2.41
%(6)

Net expenses(7)(8)

1.04
(6)

1.10

1.08

1.08
(6)

Net investment loss

(0.20
)(6)

(0.17
)

(0.12
)

(0.51
)(6)

Portfolio Turnover Rate

44
%

125
%

129
%

141
%

(1)
Per share amounts have been calculated using the average shares method.

(2)
For the six months ended April 30, 2006 (unaudited).

(3)
For the period April, 11, 2003 (inception date) to October 31, 2003.

(4)
 Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)
(0.10)% and 2.21% of Class Y’s total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund.

(6)
Annualized.

(7)
As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class Y shares will not exceed 1.10%.

(8)
The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

 See Notes to Financial Statements.

 16 Legg Mason Partners Small Cap
Growth Opportunities Fund 2006 Semi-Annual Report

 Notes to Financial Statements (unaudited)

 1. Organization and Significant Accounting Policies

 Legg Mason Partners Small Cap Growth
Opportunities Fund (formerly known as Smith Barney Small Cap Growth Opportunities Fund) (the “Fund”) is a separate diversified series of Legg Mason Partners Trust II (formerly known as Smith Barney Trust II) (the “Trust”).
The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

      The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      (c) Security Transactions and Investment Income. Security
transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

      (d) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except

 Legg Mason Partners Small Cap Growth
Opportunities Fund 2006 Semi-Annual Report 17

 Notes
to Financial Statements (unaudited) (continued)

 when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

      (e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      (f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

      (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

      (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

 18 Legg Mason Partners Small Cap Growth
Opportunities Fund 2006 Semi-Annual Report

 Notes to
Financial Statements (unaudited) (continued)

 2. Investment Management Agreement and Other Transactions with Affiliates

 On December 1, 2005,
Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC
(“SBFM” or the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

      Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

      Prior to the Legg Mason transaction and continuing
under the new investment management agreement, the Fund pays the Manager an investment management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

     During the six months ended April 30, 2006, the Fund’s Class A, B, C and Y shares had voluntary expense limitations in place of 1.35%, 2.10%, 2.10% and 1.10%, respectively. For the six months ended April 30, 2006, the Manager waived a portion of its investment management fee and reimbursed Fund expenses amounting to $128,884. Such waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

      The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of
PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended April 30, 2006, the Fund paid transfer agent fees of $39,154 to CTB. In addition, for the period ended April 30, 2006, the Fund also paid $7,420 to other Citigroup affiliates for shareholder recordkeeping services.

      The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg
Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report 19

 Notes to Financial Statements (unaudited) (continued)

      There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This
CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

      For the period ended April 30, 2006, LMIS and CGM and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s
Class A shares. In addition, for the period ended April 30, 2006, CDSCs paid to LMIS and CGM and its affiliates were approximately:

Class B
Class C

CDSCs
$0*
$0*

 *Amount represents less than $1,000.

      Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

      The Trustees of the Fund
have adopted a Retirement Plan (the “Plan”), for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which such applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustees’ retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other former Trustees received all of their payments under the
Plan. The Fund’s allocated share of the liability at April 30, 2006 was $1,093.

 3. Investments

 During the six months ended April 30, 2006, the
aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases
$33,528,767

Sales
27,615,670

 20 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report

 Notes to Financial Statements (unaudited)
(continued)

      At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation
$
14,294,151

Gross unrealized depreciation

(1,585,916
)

Net unrealized appreciation
$
12,708,235

 4. Class Specific Expenses

 The Fund has adopted a Rule 12b-1 distribution plan and
under that plan, the Fund pays a distribution and/or service fee calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, B and C shares, respectively. Distribution fees are accrued daily and paid monthly.

 For the six months ended April 30, 2006, class specific expenses were as follows:

Distribution
Transfer
Shareholder

Fees
Agent Fees
Reports Expenses

Class A
$
37,120

$
19,801

$
9,589

Class B

14,720

1,707

2,326

Class C

149,391

79,735

24,956

Class Y

—

25

168

Total
$
201,231

$
101,268

$
37,039

 5. Distributions to Shareholders by Class

Six Months Ended
Year Ended

April 30, 2006
October 31, 2005

Net Realized Gains:

Class A
$
2,157,568

$
1,821,687

Class B

227,040

225,859

Class C

2,160,060

1,087,737

Class Y

316,153

284,973

Total
$
4,860,821

$
3,420,256

 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual
Report 21

 Notes to Financial Statements (unaudited) (continued)

 6. Shares of Beneficial Interest

 At April 30, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The
Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

 Transactions in shares of each class were as follows:

Six Months Ended

Year Ended

April 30, 2006

October 31, 2005

Shares

Amount

Shares

Amount

Class A

Shares sold
269,948

$
5,740,851

304,666

$
6,148,141

Shares issued on reinvestment
104,264

2,075,905

85,858

1,735,185

Shares repurchased
(173,747
)

(3,643,846
)

(370,441
)

(7,450,532
)

Net Increase
200,465

$
4,172,910

20,083

$
432,794

Class B

Shares sold
7,994

$
160,414

26,343

$
501,377

Shares issued on reinvestment
11,560

215,252

11,138

213,166

Shares repurchased
(16,399
)

(328,257
)

(52,606
)

(997,852
)

Net Increase (Decrease)
3,155

$
47,409

(15,125
)

$
(283,309
)

Class C

Shares sold
629,893

$
12,862,538

1,025,510

$
19,766,196

Shares issued on reinvestment
112,725

2,146,276

54,953

1,073,240

Shares repurchased
(369,042
)

(7,468,154
)

(481,941
)

(9,272,707
)

Net Increase
373,576

$
7,540,660

598,522

$
11,566,729

Class Y

Shares sold
11,698

$
251,099

36,399

$
744,578

Shares issued on reinvestment
15,745

316,152

14,024

284,973

Shares repurchased
(28,315
)

(610,832
)

(50,510
)

(1,040,116
)

Net Decrease
(872
)

$
(43,581
)

(87
)

$
(10,565
)

 7. Regulatory Matters

 On May 31, 2005, the U.S. Securities and Exchange Commission
(“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the
“Funds”).

      The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically,
the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First
Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit

 22 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report

 Notes to Financial Statements (unaudited) (continued)

 that, at
the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the
Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

      The SEC censured SBFM
and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

      The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent,
SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

      On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

 Legg Mason Partners Small Cap
Growth Opportunities Fund 2006 Semi-Annual Report 23

 Notes to Financial Statements (unaudited) (continued)

 8. Legal Matters

 Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

      On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

      As
of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

 * * *

      Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (‘SBAM’) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the funds by improperly charging Rule l2b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

      On December 15, 2004, a consolidated amended
complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

      Additional
lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

      As of the date of
this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

 24 Legg Mason Partners Small Cap Growth Opportunities Fund
2006 Semi-Annual Report

 Notes to Financial Statements
(unaudited) (continued)

      The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

 9. Other Matters

 On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and
SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

      Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

 Legg Mason Partners Small Cap Growth
Opportunities Fund 2006 Semi-Annual Report 25

 Additional Shareholder Information (unaudited)

 Results of a Special Meeting of Shareholders

 On November 29, 2005, a Special Meeting of
Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes for the matter voted on at the Special Meeting of
Shareholders.

 Approval of New Management Agreement

Broker

Item Voted On

Votes For

Votes Against

Abstentions

Non-Votes

New Management Agreement

28,146,862.769

589,885.142

1,162,363.319

216,892.949

 26 Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Semi-Annual Report

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Legg Mason Partners Small Cap Growth Opportunities Fund

TRUSTEES
 Elliott J. Berv
 Donald M. Carlton
 A. Benton
Cocanougher
 Mark T. Finn
 R. Jay Gerken, CFA
    Chairman
 Stephen Randolph Gross
 Diana R. Harrington
 Susan B. Kerley
 Alan G. Merten
 R. Richardson Pettit

 OFFICERS
 R. Jay Gerken, CFA
 President and
 Chief Executive Officer

 Andrew B. Shoup
 Senior Vice President and
 Chief
Administrative Officer

 Frances M. Guggino
 Chief Financial Officer and
 Treasurer

 Vincent Gao, CFA
 Vice President and
 Investment Officer

 Ted P. Becker

Chief Compliance Officer
 John Chiota

 Chief Anti-Money Laundering
 Compliance
Officer

 Wendy S. Setnicka
 Controller

 Robert I. Frenkel
 Secretary and Chief Legal Officer

INVESTMENT MANAGER
 Smith Barney Fund
    Management LLC

 DISTRIBUTORS
 Citigroup Global Markets Inc.
 Legg Mason Investor Services, LLC

 CUSTODIAN
 State Street Bank and
    Trust Company

 TRANSFER
AGENT
 PFPC Inc.
 4400 Computer Drive
 Westborough, Massachusetts 01581

 INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM
 KPMG LLP
 345 Park Avenue
 New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Small Cap Growth Opportunities Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC
Member NASD, SIPC

FD02556 6/06 SR06-55

LEGG MASON

Legg Mason Partners Small Cap Growth Opportunities Fund

The Fund is a separate series of Legg Mason Partners Trust II, a Massachusetts business trust.

LEGG MASON PARTNERS SMALL CAP GROWTH OPPORTUNITIES FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund's website at www.leggmason.com/InvestorServices and (3) on the SEC's website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund's former Smith Barney Trust II–Smith Barney Small Cap Growth Opportunities Fund name.